TAXES ON INCOME - Effective tax rate reconciliation (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
TAXES ON INCOME
Income before taxes on income, as reported in the consolidated statements of income	$ 78,601	$ 28,912	$ 18,635
Statutory tax rate in Israel	23.00%	23.00%	23.00%
Theoretical taxes on income	$ 18,078	$ 6,650	$ 4,286
Foreign currency measurement differences		662	(172)
Preferred Enterprise tax	(5,695)	(1,996)	(388)
Subsidiaries taxed at different tax rate	(74)	418	61
Non-deductible expenses	5,871	732	414
Uncertain tax positions	2,015	858	90
Other	(128)	(140)	424
Total taxes on income / expenses	$ 20,067	$ 7,184	$ 4,715
Earnings Per Share Basic, Effect Of Tax Benefits (in $ per share)	$ 0.10	$ 0.04	$ 0.01
Earnings Per Share Diluted, Effect Of Tax Benefits (in $ per share)	$ 0.10	$ 0.04	$ 0.01